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                                 EXHIBIT 10.23

                          WEST INTERACTIVE CORPORATION

                                  DEMAND NOTE





                                       18
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[WEST INTERACTIVE CORPORATION LETTERHEAD]


                                 DEMAND NOTE


$100,000.00                                                     Omaha, Nebraska
                                                                August 12, 1996

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of West Interactive Corporation on demand the sum of One Hundred Thousand Dollars and No/100 Cents ($100,000.00) with prime rate plus three percent interest from the date hereof.

        To secure payment of this Note, Integrated Communication Network, Inc. hereby grants to West Interactive Corporation a security interest in Compact Discs and Cassettes as identified on Exhibit A ("Exhibit A"), attached, and any and all inventory now owned or hereafter acquired. The security interest granted herein is given in addition to, and not in limitation or modification of, any other security interest now or hereafter given by Integrated Communication Network, Inc. or any other party in connection with the indebtedness evidenced hereby or any other indebtedness of Integrated Communication Network, Inc. to West Interactive Corporation.

        The undersigned waives presentment, demand notice of dishonor, protest, and all other notices whatsoever, and agrees that the holder hereof may, from time to time, extend or renew this Note for any period and grant any releases, compromises, or indulgences with respect to this Note or any extension or renewal thereof, or any security therefore, or to any party liable thereunder or hereunder, all without notice to or consent of the undersigned, and without affecting the liability of the undersigned hereunder.

        The undersigned reserves the right to prepay both principal and interest without penalty.

                                        Integrated Communication Network, Inc.

                                    By:         /s/ David Greenberg
                                        --------------------------------------
                                                David Greenberg, CEO



Witness: /s/                              Date:  8/13/96
        ---------------------------------      --------------------------------

Address  444 Brickell Ave.      Miami, Fl 33131
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